National Penn Bancshares, Inc.

4th Quarter and Full Year 2012
Earnings Webcast

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. ("National Penn") that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), deterioration in the credit quality of loans, the effect of credit risk exposure, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, National Penn's ability to raise capital and maintain capital levels, increases in operating costs (including those mandated by National Penn's regulators), competition for personnel and from other financial institutions, variations in interest rates, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, the ability of National Penn and its subsidiaries to pay dividends, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party . These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

2012 Highlights

- Maintained net interest margin in low interest rate environment
- Sustained exceptional asset quality metrics
- Controlled operating expenses
- Continued strong earnings trend
- Increased returns of capital to shareholders

Forbes 2013
BEST BANKS
IN AMERICA

NATIONAL PENN

Growing Earnings and Providing Increasing Returns of Capital to Shareholders



$0.75
$0.60
$0.45
$0.30
$0.15
$-
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
$0.56
$0.09
1.03%
$0.66
$0.31*
1.17%
2011
2012
Reported EPS
Dividends per share
Adjusted ROA**

* Excludes acceleration of Q1 2013 dividend into Q4 2012

** Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Consistent Earnings Trend



$0.20
$0.16
$0.12
$0.08
$0.04
$-
$0.11
$0.15
$0.16
$0.16
$0.16
$0.15
$0.17
$0.17
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Adjusted EPS*

* Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Stable Net Interest Income and Margin Trends



($millions)
$300
$240
$180
$120
$60
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
$260
$254
3.52%
3.50%
2011
2012
Net Interest Income
Net Interest Margin (FTE)



($millions)
$70
$65
$60
$55
$50
$45
$40
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
$64.5
$63.8
$63.2
$63.6
$63.4
3.49%
3.55%
3.48%
3.50%
3.46%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Net Interest Income
Net Interest Margin (FTE)

NATIONAL PENN

Strategic Restructuring

Potential Further Restructuring of FHLB Borrowings

Borrowings Previously Restructured (8/13/12):	$400 million
Weighted Average Maturity	5 years
Weighted Average Fixed-Rate	4.59%
Total NIM Improvement	10 bps
Replacement FHLB Borrowings:	$400 million
Maturity	September 2019
Variable Rate	3 month Libor plus 47 bps
NPBC Call Option	March 5, 2013
Restructuring Charge (after tax)	$42 million
Per Share	$0.29
Additional NIM Improvement	~15 bps

NATIONAL PENN

Strategic Capital Management

Potential NPBC Trust Preferred Redemption

Ticker: NPBCO – currently callable at par	
Issued	$65.2 million
Preferred Dividend	7.85%
Estimated Impact of Potential Redemption:	
Gain on Redemption	$2 million
Annual NIM Improvement	~6 bps

NATIONAL PENN

Improving Loan Trends



($millions)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$6,025
$5,327
$5,188
$5,202
$5,211
$5,257
$5,241
$4,041
$3,485
$3,432
$3,472
$3,483
$3,523
$3,530
2012 Commercial Loan Growth Rate 3%
$1,984
$1,842
$1,756
$1,730
$1,728
$1,734
$1,711
YE 2009
YE 2010*
YE 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Consumer
Commercial

* Christiana Bank & Trust divested on December 3, 2010.

NATIONAL PENN

Strong and Sustained Asset Quality


($millions)
Classified Loans
$500
$450
$400
$350
$300
$250
$479
$370
$347
$302
$296
$261
45% decline
2010
2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012


Full Year Net Charge-Offs/Average Loans
2.00%
1.50%
1.00%
0.50%
0.00%
1.57%
0.74%
0.46%
2010
2011
2012


($millions)
Non-Performing Assets
$120
$90
$60
$30
$-
$82.1
$67.0
$53.9
$7.5
$7.7
$3.0
2010
2011
2012
OREO
Non-Performing Loans


Quarterly Net Charge-Offs/Average Loans*
0.70%
0.60%
0.50%
0.40%
0.30%
0.50%
0.56%
0.53%
0.39%
0.35%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012

* Annualized

NATIONAL PENN

Exceptional Asset Quality



Non-Performing Loans as a % of Total Loans
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
--- Peer Average = 1.95%
1.03%
1.03%
1.11%
1.11%
1.34%
1.42%
1.45%
1.99%
2.00%
2.08%
2.23%
2.39%
2.79%
3.58%
Peer 1
NPBC 4Q12
NPBC 3Q12
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

NPLs include non-accrual loans plus renegotiated loans.
Peer data per SNL Financial as of September 30, 2012.
Refer to the Appendix for peer listing.

NATIONAL PENN

Exceptional Asset Quality



Reserves as a % of Non-Performing Loans
225%
150%
75%
0%
206%
195%
118%
116%
110%
104%
99%
97%
87%
76%
69%
56%
56%
32%
--- Peer Average = 85%
NPBC 4Q12
NPBC 3Q12
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12

NPLs include non-accrual loans plus renegotiated loans.
Peer data per SNL Financial as of September 30, 2012.
Refer to the Appendix for peer listing.

NATIONAL PENN

Stable Non-Interest Income


Core Non-Interest Income*
($millions)
Total $94.7
Total $95.6
$100
$80
$60
$40
$20
$-
$0.7
$4.9
$13.3
$15.2
$23.6
$37.0
$3.6
$7.6
$12.9
$12.5
$24.6
$34.4
2011
2012
Swap income
Mortgage banking
Insurance
Other
Wealth
Banking - deposits

* Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Disciplined Expense Management

($000s)	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	2012	2011
Salaries, wages and employee benefits	$30,789	$31,555	$31,234	$31,381	$ 29,598	$ 124,959	$ 122,264
Premises and equipment	7,396	7,226	7,349	6,853	7,652	28,824	28,939
FDIC insurance	1,162	1,259	1,211	1,264	1,442	4,896	9,838
Other operating expenses	12,915	13,299	12,475	12,942	16,494	51,631	60,156
Core non-interest expense	52,262	53,339	52,269	52,440	55,186	210,310	221,197
Corporate reorganization expense	-	-	-	-	2,200	-	2,200
Total non-interest expense	$52,262	$53,339	$52,269	$52,440	$ 57,386	$ 210,310	$ 223,397
Net interest income (FTE)	$67,909	$68,139	$67,929	$68,645	$ 69,409	$ 272,622	$ 280,034
Core non-interest income	24,755	26,664	21,543	22,596	22,978	95,558	94,654
Core revenue	$92,664	$94,803	$89,472	$91,241	$ 92,387	$ 368,180	$ 374,688
Core efficiency ratio	56.40%	56.26%	58.42%	57.47%	59.73%	57.12%	59.03%

NATIONAL PENN

Disciplined Expense Management



($millions)
$300
$250
$200
$150
$100
$50
65%
60%
55%
50%
45%
40%
59.61%
58.78%
59.03%
57.12%
$212
$211
$211
$205
CAGR (1.09)%
2009
2010
2011
2012
Core Non-Interest Expense*
Efficiency Ratio

* Excludes expenses related to FDIC insurance, Christiana Bank & Trust from 2009 acquisition through 2010 divestiture, and non-recurring items.

Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Substantial Capital Position



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
11.04%
14.67%
18.38%
10.80%
14.19%
17.80%
December 31, 2011
December 31, 2012
Tangible Common Equity / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio

NATIONAL PENN

2012 Capital Sources and Uses


Internal Capital Generation
($millions)
$150
$120
$90
$60
$30
$-
Total Sources
$99
Net Income


Capital Deployment
($millions)
$150
$120
$90
$60
$30
$-
Total Uses
$114
Common Share Repurchases
$68
Dividends*
$46
Net Use
($15)

* Excludes acceleration of Q1 2013 dividend into Q4 2012

Excess Capital Perspective



($millions)
$600
$500
$400
$300
$200
$100
$0
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital at December 31, 2011 in Excess of "Well Capitalized" + 250bp
Capital at December 31, 2012 in Excess of "Well Capitalized" + 250bp

NATIONAL PENN

Returning Capital to Shareholders

NPBC Common Share Repurchase Program Completed

Total NPBC Common Shares Repurchased	**7,500,000** **~5% of Outstanding Shares**
Total Cost of Shares Repurchased	**$67.5 Million**
Weighted Average Repurchase Price	**$9.00**
Tangible Book Value Per Share @ December 31, 2011	$5.97
Tangible Book Value Per Share @ December 31, 2012	$6.15

NATIONAL PENN

Building Long-Term Shareholder Value

2013 Strategic Objectives



Utilize Strength of Balance Sheet as a Competitive Advantage
Sustain Prudent Risk Management Culture
Build Upon Solid Earnings Power of Franchise
Effectively Manage Substantial Capital Base
Enhance Long-Term Shareholder Value

NATIONAL PENN

APPENDIX

NPBC Peer Group- 2009 Proxy Statement*

Peer	Ticker	Assets as of 9/30/12 ($billions)
Bancorp South, Inc.	BXS	$13.2
F.N.B Corporation	FNB	12.0
First Midwest Bancorp, Inc	FMBI	8.2
First Niagara Financial Group, Inc.	FNFG	35.9
FirstMerit Corporation	FMER	14.6
Fulton Financial Corporation	FULT	16.3
MB Financial, Inc.	MBFI	9.5
Old National Bancorp	ONB	9.4
Susquehanna Bancshares, Inc.	SUSQ	18.1
Trustmark Corporation	TRMK	9.9
Valley National Bancorp	VLY	15.8
Wintrust Financial Corp	WTFC	17.0

*Note: Wilmington Trust (WL) excluded from peer data beginning with data for 1Q 2011 due to acquisition by M&T.
Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

NATIONAL PENN

Consistent Earnings Trend

($millions except per share data)	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	2012	2011
Net income available to common shareholders	$ 25.1	$ 26.0	$ 22.4	$ 25.3	$ 20.7	$ 98.9	$ 84.4
After-tax adjustments:							
FV mark on subordinated debentures	0.2	-	0.5	(1.1)	1.0	(0.4)	1.6
Corporate reorganization expense	-	-	-	-	1.4	-	1.4
Accelerated accretion from redemption of preferred stock	-	-	-	-	-	-	1.5
Adjusted net income*	$ 25.3	$ 26.0	$ 23.0	$ 24.2	$ 23.2	$ 98.5	$ 88.9
Diluted earnings per common share	$ 0.17	$ 0.17	$ 0.15	$ 0.17	$ 0.14	$ 0.66	$ 0.56
After-tax adjustments:							
FV mark on subordinated debentures	-	-	-	(0.01)	0.01	-	0.01
Corporate reorganization expense	-	-	-	-	0.01	-	0.01
Accelerated accretion from redemption of preferred stock	-	-	-	-	-	-	0.01
Adjusted diluted earnings per share*	$ 0.17	$ 0.17	$ 0.15	$ 0.16	$ 0.16	$ 0.66	$ 0.59

* A Non-GAAP measure.

NATIONAL PENN

Non-Interest Income

($000s)	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	2012	2011
Banking - deposits	$8,901	$8,773	$8,460	$8,243	$9,221	$34,377	$36,987
Banking - mortgages	2,498	2,296	1,511	1,335	1,481	7,640	4,924
Valuation adjustment on OREO	(442)	-	(1,124)	-	(265)	(1,566)	(571)
Other	4,461	6,118	3,480	3,561	3,818	17,620	16,437
Wealth	6,224	6,239	6,005	6,161	5,616	24,629	23,623
Insurance	3,113	3,238	3,211	3,296	3,107	12,858	13,254
Subtotal - core non-interest income	24,755	26,664	21,543	22,596	22,978	95,558	94,654
Net (loss) gain on NPBC trust preferred securites	(253)	101	(810)	1,645	(1,543)	683	(2,530)
Loss on debt extinguishment	-	-	-	-	(1,635)	-	(2,633)
Loss on sale of building	-	-	-	-	-	-	(1,000)
Net gain (loss) on investments	4	-	(277)	-	1,697	(273)	2,719
Total non-interest income	$24,506	$26,765	$20,456	$24,241	$21,497	$95,968	$91,210

NATIONAL PENN

Reconciliation of Non-GAAP Measures

($millions)

Adjusted net income reconciliation	**2011**	**2012**
Net income availiable to common shareholders	$ 84.4	$ 98.9
After-tax adjustments:		
FV mark on subordinated debentures	1.6	(0.4)
Corporate reorganization expense	1.4	-
Accelerated accretion from redemption of preferred stock	1.5	-
Adjusted net income available to common shareholders	$ 88.9	$ 98.5
Average Assets	$ 8,603.3	$ 8,424.3
Adjusted ROAA	1.03%	1.17%

Adjusted earnings per share calculation	**Q1 2011**	**Q2 2011**	**Q3 2011**	**Q4 2011**	**Q1 2012**	**Q2 2012**	**Q3 2012**	**Q4 2012**
Net income availiable to common shareholders	$ 0.10	$ 0.15	$ 0.16	$ 0.14	$ 0.17	$ 0.15	$ 0.17	$ 0.17
After-tax adjustments:								
FV mark on subordinated debentures	-	-	-	0.01	(0.01)	-	-	-
Corporate reorganization expense	-	-	-	0.01	-	-	-	-
Accelerated accretion from redemption of preferred stock	0.01	-	-	-	-	-	-	-
Adjusted net income available to common shareholders	$ 0.11	$ 0.15	$ 0.16	$ 0.16	$ 0.16	$ 0.15	$ 0.17	$ 0.17

NATIONAL PENN

Reconciliation of Non-GAAP Measures

($millions)

Core non-interest income	2011	2012
Banking - deposits	$ 37.0	$ 34.4
Banking - mortgages	4.9	7.6
Other	15.2	12.5
Wealth	23.6	24.6
Swap income	0.7	3.6
Insurance	13.3	12.9
Core non-interest income	**$ 94.7**	**$ 95.6**
Net gain (loss) from fair value changes on subordinated debentures	(2.5)	0.7
Loss on debt extinguishment	(2.6)	-
Loss on sale of building	(1.0)	-
Net gain (loss) sales of investment securities	2.7	(0.3)
Non-interest income	**$ 91.2**	**$ 96.0**

($millions)

Core non-interest expense	2009	2010	2011	2012
Salaries, wages and employee benefits	$120.6	$119.0	$122.3	$125.0
Net premises and equipment	31.2	29.5	28.9	28.8
Other operating expenses	60.4	62.0	60.2	51.6
Core non-interest expense	**$212.2**	**$210.5**	**$211.4**	**$205.4**
Christiana Bank & Trust	29.9	16.0	-	-
Special (recovery) charge for fraud loss, net of expenses	(4.0)	-	-	-
Goodwill impairment	254.0	-	-	-
SERP accrual	2.0	-	-	-
Corporate reorganization expense	-	-	2.2	-
FDIC insurance	14.5	15.2	9.8	4.9
Non-interest expense	**$508.6**	**$241.7**	**$223.4**	**$210.3**

NATIONAL PENN

Reconciliation of Non-GAAP Measures

Efficiency Ratio

($000s)	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	2012	2011
Salaries, wages and employee benefits	$30,789	$31,555	$31,234	$31,381	$ 29,598	$ 124,959	$ 122,264
Premises and equipment	7,396	7,226	7,349	6,853	7,652	28,824	28,939
FDIC insurance	1,162	1,259	1,211	1,264	1,442	4,896	9,838
Other operating expenses	12,915	13,299	12,475	12,942	16,494	51,631	60,156
Core non-interest expense	52,262	53,339	52,269	52,440	55,186	210,310	221,197
Corporate reorganization expense	-	-	-	-	2,200	-	2,200
Total non-interest expense	$52,262	$53,339	$52,269	$52,440	$ 57,386	$ 210,310	$ 223,397
Net interest income (FTE)	$67,909	$68,139	$67,929	$68,645	$ 69,409	$ 272,622	$ 280,034
Core non-interest income	24,755	26,664	21,543	22,596	22,978	95,558	94,654
Core revenue	$92,664	$94,803	$89,472	$91,241	$ 92,387	$ 368,180	$ 374,688
Core efficiency ratio	56.40%	56.26%	58.42%	57.47%	59.73%	57.12%	59.03%

NATIONAL PENN